UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2009
OPKO Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Blvd
Miami, Florida 33137
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (305) 575-4138
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE
     OPKO Health, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission on October 7, 2009 to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of all of the stock of Pharma Genexx S.A.
ITEM 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     The following financial statements of Pharma Genexx S.A. are being filed with this report as Exhibit 99.1:
•	Audited Balance Sheets as of December 31, 2008 and December 31, 2007

•	Audited Statement of Income for the years ended December 31, 2008 and December 31, 2007

•	Audited Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007

•	Unaudited Balance Sheet as of June 30, 2009 and June 30, 2008

•	Unaudited Statement of Income for the six months ended June 30, 2009 and June 30, 2008

•	Unaudited Statement of Cash Flows for the six months ended June 30, 2009 and June 30, 2008
     (b) Pro Forma Financial Information.
     The following pro forma financial information is being filed with this report as Exhibit 99.2:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2009

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2009

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008
     (d) Exhibits.

Exhibit Number	Description

23.1	Consent of PriceWaterhouseCoopers

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.
By:	/s/ Rao Uppaluri
Name:	Rao Uppaluri
Title:	Senior Vice President, Chief Financial Officer

Date December 14, 2009

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